UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Effective as of July 20, 2011
Date of Report (Date of earliest event reported):

ACCELR8 TECHNOLOGY CORPORATION
(Exact name of registrant as specified in charter)

Colorado	0-11485	84-1072256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 North Broadway, Building 3-307, Denver, CO 80221
(Address of principal executive offices)

(303) 863-8808
Registrant’s telephone number, including area code:

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Effective June 14, 2010, the Company entered into a Letter of Intent (the “Original Letter of Intent”) with Novartis Vaccines and Diagnostics, Inc. (“Novartis”).

Pursuant to the Original Letter of Intent, the Company and Novartis agreed to negotiate in good faith a formal business relationship and definitive agreement regarding the design, development, commercialization and support strength of each party for the Company’s BACcel system that is used in identifying the type and quantity of bacterial pathogens in clinical specimens.  The Original Letter of Intent was non-binding and granted Novartis the exclusive right (the “Exclusive Right”) to evaluate and negotiate a license to the Company’s intellectual property until January 13, 2011.  The Original Letter of Intent was extended by two amendments to extend the period of time to negotiate the Exclusive Right until July 31, 2011.

Effective July 20, 2011, the Company and Novartis entered into an Amendment No. 3 to the Original Letter of Intent (the “Amendment No. 3 to the Letter of Intent”) to extend the period by which Novartis may negotiate the Exclusive Right until September 30, 2011.   Pursuant to Amendment No. 3 to the Letter of Intent, Novartis shall pay the Company a total of $140,000.  Further, Novartis has the right to extend the Exclusive Right for an additional 94 days by paying the Company $70,000 for each thirty day period extended.

The previous discussion of the Original Letter of Intent is qualified in its entirety by the entire Original Letter of Intent, filed as an Exhibit 10.2 to the Company’s Form 10-K/A for the fiscal year ended July 31, 2010 filed with the Securities and Exchange Commission on April 18, 2011 and incorporated herein by this reference and Amendment No. 1 to the Letter of Intent, filed as an Exhibit 10.2 to the Company’s Form 10-Q/A for the quarter ended October 31, 2010 filed with the Securities and Exchange Commission on April 18, 2011 and incorporated herein by this reference.  The previous discussion of Amendment No. 3 to the Letter of Intent is qualified in its entirety by the entire Amendment No. 3 to the Letter of Intent filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9. 01                      Financial Statements and Exhibits

Exhibit No.                         Description

10.1	Amendment No. 3 to Letter of Intent with Novartis Vaccines and Diagnostics, Inc. effective July 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2011	ACCELR8 TECHNOLOGY CORPORATION

By: /s/ David Howson David Howson, President